UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2023

Clearway Energy, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36002	46-1777204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Carnegie Center, Suite 300, Princeton, New Jersey 08540

(Address of principal executive offices, including zip code)

(609) 608-1525

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	CWEN.A	New York Stock Exchange
Class C Common Stock, par value $0.01	CWEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Eighth Amendment to Clearway Energy LLC and Clearway Energy Operating LLC Revolving Credit Facility

On March 15, 2023, each of Clearway Energy Operating LLC (“Clearway Operating LLC”), as borrower, and Clearway Energy LLC (“Clearway LLC”), as guarantor, entered into the Eighth Amendment to Amended and Restated Credit Agreement (the “Eighth Amendment”), with certain subsidiaries of Clearway Operating LLC party thereto, as guarantors, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”), and the lenders party thereto, which amended that certain Amended and Restated Credit Agreement, dated as of April 25, 2014 (as amended, the “Existing Credit Agreement”), among Clearway Operating LLC, Clearway LLC, certain subsidiaries of Clearway Operating LLC party thereto, the lenders party thereto and the Administrative Agent. Each of Clearway Operating LLC and Clearway LLC is a subsidiary of Clearway Energy, Inc.

The Eighth Amendment amends the Existing Credit Agreement to, among other things, (i) replace the London Interbank Offered Rate with the Secured Overnight Financing Rate plus a credit spread adjustment of 0.10% for all available interest periods as the applicable reference rate, (ii) increase the revolving commitments thereunder to an aggregate principal amount of $700 million, (iii) extend the maturity date of the facility to March 15, 2028, (iv) increase the letter of credit sublimit thereunder to $594 million, (iv) increase certain covenant baskets and threshold amounts set forth therein and (v) amend certain other provisions of the Existing Credit Agreement as more fully set forth in the Eighth Amendment.

The foregoing description of the Eighth Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Eighth Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Current Report”) and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures under Item 1.01 of this Current Report are also responsive to Item 2.03 of this Current Report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Document

10.1*	Eighth Amendment to Amended and Restated Credit Agreement, entered into as of March 15, 2023, by and among Clearway Energy Operating LLC, Clearway Energy LLC, the guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*	Schedules and similar attachments to this Exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clearway Energy, Inc.
(Registrant)

	By:	/s/ Kevin P. Malcarney
Kevin P. Malcarney
General Counsel and Corporate Secretary

March 20, 2023

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